SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2004

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street
Jackson, MS 39201
(Address, including zip code, of principal executive office)

(601) 208-5111
(Registrant’s telephone number, including area code)

Item 5. Other Events

Trustmark Corporation Chairman and Chief Executive Officer, Richard G. Hickson, will make a presentation at the Annual Meeting of Shareholders held at the Crowne Plaza Hotel in Jackson, Mississippi on Tuesday, April 20, 2004 at 2:00 p.m. CDT.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,400 associates in Mississippi, Florida, Tennessee and Texas.

Trustmark’s investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Gray Wiggers, Senior Vice President (601-208-5942).

Item 7. Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description
99.1	Presentation to Annual Meeting of Shareholders by Richard G. Hickson on April 20, 2004

Item 9. Regulation FD Disclosure

Attached hereto is the presentation mentioned above to be made by Chairman of the Board and Chief Executive Officer Richard G. Hickson on April 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer

Louis E. Greer
Chief Accounting Officer

DATE:	April 20, 2004

EXHIBIT INDEX

99.1	Presentation to Annual Meeting of Shareholders by Richard G. Hickson on April 20, 2004.